NEWS RELEASE

EVEREST RE GROUP, LTD.
Seon Place, 141 Front Street, 4th Floor, Hamilton HM 19, Bermuda

Contact:  Elizabeth B. Farrell
Vice President, Investor Relations
Everest Global Services, Inc.
908.604.3169

For Immediate Release

Everest Re Group Reports Second Quarter 2016 Results;
8% Growth in Premium; 95% Combined Ratio

HAMILTON, Bermuda – July 25, 2016 -- Everest Re Group, Ltd. (NYSE: RE) today reported second quarter 2016 net income of $155.7 million, or $3.67 per diluted common share, compared to net income of $209.1 million, or $4.68 per diluted common share, for the second quarter of 2015. After-tax operating income1, excluding realized capital gains and losses, was $134.2 million, or $3.17 per diluted common share, for the second quarter of 2016, compared to after-tax operating income1 of $224.5 million, or $5.03 per diluted common share, for the same period last year.

For the six months ended June 30, 2016, net income was $327.4 million, or $7.68 per diluted common share, compared to $532.0 million, or $11.88 per diluted common share, for the first six months of 2015. After-tax operating income1, excluding realized capital gains and losses, was $356.9 million, or $8.37 per diluted common share, compared to $554.4 million or $12.38 per diluted common share, for the same period in 2015.

Commenting on the Company's results, President and Chief Executive Officer, Dominic J. Addesso said, "Everest's six month annualized operating return on equity of 9.4% is an excellent result given the number of catastrophe loss events, the impact of foreign currency movements around the world, and the continued low interest rate environment. It remains a challenging environment but the strategic actions we have taken to position Everest for continued success are borne out by these results."

Operating highlights for the second quarter of 2016 included the following:

•
Gross written premiums for the quarter were $1.4 billion, an increase of 8% compared to the second quarter of 2015. Eliminating the unfavorable effects of foreign currency fluctuations, premiums were actually up 10% for the quarter. Worldwide, reinsurance premiums were up 1%, on a constant dollar basis, and insurance premiums were up 32%, quarter over quarter.

•
The combined ratio for the quarter was 95.1% compared to 88.0% in the second quarter of 2015. Excluding catastrophe losses, reinstatement premiums, and prior period loss development, the current quarter attritional combined ratio was 86.1% compared to 85.9% in the same period last year.

•
Catastrophe losses, net of reinsurance, amounted to $123.8 million in the quarter, with current quarter catastrophe losses for the Fort McMurray, Canada wildfires, Ecuador earthquake, and Texas hailstorms totaling $149.1 million, offset by reserve releases on several 2011 events. The net impact of these losses, after reinstatement premiums and taxes was $105.4 million.

•	Net investment income for the quarter was $132.7 million, including income of $23.0 million on limited partnership investments.
•	Net after-tax realized and unrealized capital gains amounted to $21.5 million and $122.9 million, respectively, for the quarter.
•	Cash flow from operations was $307.3 million compared to $181.1 million for the same period in 2015.
•	Through the first six months, the annualized after-tax operating income¹ return on average adjusted shareholders' equity² was 9.4%.
•
During the quarter, the Company repurchased 544,728 of its common shares at an average price of $184.37 and a total cost of $100.4 million. The repurchases were made pursuant to a share repurchase authorization, provided by the Company's Board of Directors, under which there remains 3.1 million shares available.

•	Shareholders' equity ended the quarter at $8.0 billion, up 5% compared to year end 2015. Book value per share increased 7% from $178.21 at December 31, 2015 to $190.66 at June 30, 2016.

This news release contains forward-looking statements within the meaning of the U.S. federal securities laws.  We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. Federal securities laws. These statements involve risks and uncertainties that could cause actual results to differ materially from those contained in forward-looking statements made on behalf of the Company.  These risks and uncertainties include the impact of general economic conditions and conditions affecting the insurance and reinsurance industry, the adequacy of our reserves, our ability to assess underwriting risk, trends in rates for property and casualty insurance and reinsurance, competition, investment market fluctuations, trends in insured and paid losses, catastrophes, regulatory and legal uncertainties and other factors described in our latest Annual Report on Form 10-K.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Everest Re Group, Ltd. is a Bermuda holding company that operates through the following subsidiaries: Everest Reinsurance Company provides reinsurance to property and casualty insurers in both the U.S. and international markets. Everest Reinsurance (Bermuda), Ltd., including through its branch in the United Kingdom, provides reinsurance and insurance to worldwide property and casualty markets and reinsurance to life insurers. Everest Reinsurance Company (Ireland), Limited provides reinsurance to non-life insurers in Europe. Everest National Insurance Company and Everest Security Insurance Company provide property and casualty insurance to policyholders in the U.S. Everest Indemnity Insurance Company offers excess and surplus lines insurance in the U.S. Everest Insurance Company of Canada provides property and casualty insurance to policyholders in Canada. The Company also operates within the Lloyd's insurance market through Syndicate 2786. In addition, through Mt. Logan Re, Ltd., the Company manages segregated accounts, capitalized by the Company and third party investors, that provide reinsurance for property catastrophe risks. Additional information on Everest Re Group companies can be found at the Group's web site at www.everestregroup.com.

A conference call discussing the second quarter results will be held at 10:30 a.m. Eastern Time on July 26, 2016. The call will be available on the Internet through the Company's web site or at www.streetevents.com.

Recipients are encouraged to visit the Company's web site to view supplemental financial information on the Company's results. The supplemental information is located at www.everestregroup.com in the "Financial Reports" section of the "Investor Center". The supplemental financial information may also be obtained by contacting the Company directly.

_____________________________________

1The Company generally uses after-tax operating income (loss), a non-GAAP financial measure, to evaluate its performance.  After-tax operating income (loss) consists of net income (loss) excluding after-tax net realized capital gains (losses) as the following reconciliation displays:

	Three Months Ended				Six Months Ended
	June 30,				June 30,
(Dollars in thousands, except per share amounts)	2016		2015		2016		2015
		(unaudited)				(unaudited)

		Per Diluted		Per Diluted		Per Diluted		Per Diluted
		Common		Common		Common		Common
	Amount	Share	Amount	Share	Amount	Share	Amount	Share

Net income (loss)	$155,692	$3.67	$209,057	$4.68	$327,378	$7.68	$532,035	$11.88
After-tax net realized capital gains (losses)	21,462	0.51	(15,448)	(0.35)	(29,517)	(0.69)	(22,344)	(0.50)

After-tax operating income (loss)	$134,230	$3.17	$224,505	$5.03	$356,895	$8.37	$554,379	$12.38

(Some amounts may not reconcile due to rounding.)

Although net realized capital gains (losses) are an integral part of the Company's insurance operations, the determination of net realized capital gains (losses) is independent of the insurance underwriting process.  The Company believes that the level of net realized capital gains (losses) for any particular period is not indicative of the performance of the underlying business in that particular period.  Providing only a GAAP presentation of net income (loss) makes it more difficult for users of the financial information to evaluate the Company's success or failure in its basic business, and may lead to incorrect or misleading assumptions and conclusions.  The Company understands that the equity analysts who follow the Company focus on after-tax operating income (loss) in their analyses for the reasons discussed above.  The Company provides after-tax operating income (loss) to investors so that they have what management believes to be a useful supplement to GAAP information concerning the Company's performance.

2Adjusted shareholders' equity excludes net after-tax unrealized (appreciation) depreciation of investments

--Financial Details Follow--

EVEREST RE GROUP, LTD.
CONSOLIDATED STATEMENTS OF OPERATIONS
AND COMPREHENSIVE INCOME (LOSS)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(Dollars in thousands, except per share amounts)	2016	2015	2016	2015
	(unaudited)		(unaudited)
REVENUES:
Premiums earned	$1,288,860	$1,285,255	$2,507,727	$2,557,743
Net investment income	132,737	124,990	235,261	247,556
Net realized capital gains (losses):
Other-than-temporary impairments on fixed maturity securities	(1,470)	(16,238)	(30,263)	(42,256)
Other-than-temporary impairments on fixed maturity securities
transferred to other comprehensive income (loss)	-	-	-	-
Other net realized capital gains (losses)	34,128	(7,940)	(11,338)	7,573
Total net realized capital gains (losses)	32,658	(24,178)	(41,601)	(34,683)
Net derivative gain (loss)	1,996	6,445	(1,024)	6,203
Other income (expense)	(28,367)	(2,064)	(30,433)	49,217
Total revenues	1,427,884	1,390,448	2,669,930	2,826,036

CLAIMS AND EXPENSES:
Incurred losses and loss adjustment expenses	857,816	778,184	1,558,565	1,493,339
Commission, brokerage, taxes and fees	295,502	290,520	570,508	573,614
Other underwriting expenses	72,077	61,902	144,187	120,643
Corporate expenses	7,117	5,925	15,003	11,388
Interest, fees and bond issue cost amortization expense	9,073	9,026	18,301	18,016
Total claims and expenses	1,241,585	1,145,557	2,306,564	2,217,000

INCOME (LOSS) BEFORE TAXES	186,299	244,891	363,366	609,036
Income tax expense (benefit)	30,607	35,834	35,988	77,001

NET INCOME (LOSS)	$155,692	$209,057	$327,378	$532,035

Other comprehensive income (loss), net of tax:
Unrealized appreciation (depreciation) ("URA(D)") on securities arising during the period	124,356	(136,481)	267,318	(53,276)
Reclassification adjustment for realized losses (gains) included in net income (loss)	(1,448)	12,747	30,933	34,930
Total URA(D) on securities arising during the period	122,908	(123,734)	298,251	(18,346)

Foreign currency translation adjustments	5,050	54,337	14,823	(48,003)

Benefit plan actuarial net gain (loss) for the period	-	-	-	-
Reclassification adjustment for amortization of net (gain) loss included in net income (loss)	1,341	1,609	2,681	3,213
Total benefit plan net gain (loss) for the period	1,341	1,609	2,681	3,213
Total other comprehensive income (loss), net of tax	129,299	(67,788)	315,755	(63,136)

COMPREHENSIVE INCOME (LOSS)	$284,991	$141,269	$643,133	$468,899

EARNINGS PER COMMON SHARE
Basic	$3.70	$4.72	$7.73	$11.99
Diluted	3.67	4.68	7.68	11.88
Dividends declared	1.15	0.95	2.30	1.90

EVEREST RE GROUP, LTD.
CONSOLIDATED BALANCE SHEETS

	June 30,	December 31,
(Dollars and share amounts in thousands, except par value per share)	2016	2015
	(unaudited)
ASSETS:
Fixed maturities - available for sale, at market value	$14,058,965	$13,357,294
(amortized cost: 2016, $13,631,263; 2015, $13,276,206)
Fixed maturities - available for sale, at fair value	-	2,102
Equity securities - available for sale, at market value (cost: 2016, $124,699; 2015, $122,271)	118,740	108,940
Equity securities - available for sale, at fair value	1,104,430	1,337,733
Short-term investments	531,511	799,684
Other invested assets (cost: 2016, $1,216,171; 2015, $786,994)	1,216,171	786,994
Cash	429,287	283,658
Total investments and cash	17,459,104	16,676,405
Accrued investment income	96,772	100,942
Premiums receivable	1,461,563	1,483,090
Reinsurance receivables	950,323	894,037
Funds held by reinsureds	242,033	278,673
Deferred acquisition costs	319,781	372,351
Prepaid reinsurance premiums	219,050	164,971
Income taxes	195,094	258,541
Other assets	338,455	316,408
TOTAL ASSETS	$21,282,175	$20,545,418

LIABILITIES:
Reserve for losses and loss adjustment expenses	$10,263,267	$9,951,798
Future policy benefit reserve	57,827	58,910
Unearned premium reserve	1,495,838	1,613,390
Funds held under reinsurance treaties	23,373	13,544
Commission reserves	85,670	60,098
Other net payable to reinsurers	224,380	173,087
Losses in course of payment	124,703	112,170
4.868% Senior notes due 6/1/2044	396,654	396,594
6.6% Long term notes due 5/1/2067	236,413	236,364
Accrued interest on debt and borrowings	3,537	3,537
Equity index put option liability	41,729	40,705
Unsettled securities payable	86,003	15,314
Other liabilities	257,313	261,322
Total liabilities	13,296,707	12,936,833

SHAREHOLDERS' EQUITY:
Preferred shares, par value: $0.01; 50,000 shares authorized;
no shares issued and outstanding	-	-
Common shares, par value: $0.01; 200,000 shares authorized; (2016) 68,805
and (2015) 68,606 outstanding before treasury shares	688	686
Additional paid-in capital	2,120,581	2,103,638
Accumulated other comprehensive income (loss), net of deferred income tax expense
(benefit) of $57,700 at 2016 and ($15,863) at 2015	84,000	(231,755)
Treasury shares, at cost; 26,921 shares (2016) and 25,912 shares (2015)	(3,072,313)	(2,885,956)
Retained earnings	8,852,512	8,621,972
Total shareholders' equity	7,985,468	7,608,585
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$21,282,175	$20,545,418

EVEREST RE GROUP, LTD.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six Months Ended
	June 30,
(Dollars in thousands)	2016	2015
	(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$327,378	$532,035
Adjustments to reconcile net income to net cash provided by operating activities:
Decrease (increase) in premiums receivable	20,168	(56,849)
Decrease (increase) in funds held by reinsureds, net	45,656	(6,755)
Decrease (increase) in reinsurance receivables	(68,284)	(49,185)
Decrease (increase) in income taxes	(10,424)	(20,898)
Decrease (increase) in prepaid reinsurance premiums	(51,243)	(39,563)
Increase (decrease) in reserve for losses and loss adjustment expenses	352,147	113,567
Increase (decrease) in future policy benefit reserve	(1,083)	(364)
Increase (decrease) in unearned premiums	(119,315)	(160,849)
Increase (decrease) in other net payable to reinsurers	46,508	16,712
Increase (decrease) in losses in course of payment	11,188	95,003
Change in equity adjustments in limited partnerships	(16,518)	(12,840)
Distribution of limited partnership income	41,296	18,332
Change in other assets and liabilities, net	17,012	32,728
Non-cash compensation expense	14,262	10,364
Amortization of bond premium (accrual of bond discount)	24,125	25,514
Amortization of underwriting discount on senior notes	2	2
Net realized capital (gains) losses	41,601	34,683
Net cash provided by (used in) operating activities	674,476	531,637

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from fixed maturities matured/called - available for sale, at market value	923,832	1,172,211
Proceeds from fixed maturities matured/called - available for sale, at fair value	-	-
Proceeds from fixed maturities sold - available for sale, at market value	594,764	731,673
Proceeds from fixed maturities sold - available for sale, at fair value	1,587	1,613
Proceeds from equity securities sold - available for sale, at market value	226	4,599
Proceeds from equity securities sold - available for sale, at fair value	430,038	300,620
Distributions from other invested assets	2,261,682	27,705
Cost of fixed maturities acquired - available for sale, at market value	(1,932,527)	(2,448,121)
Cost of fixed maturities acquired - available for sale, at fair value	-	(234)
Cost of equity securities acquired - available for sale, at market value	(2,393)	(5,541)
Cost of equity securities acquired - available for sale, at fair value	(194,043)	(317,650)
Cost of other invested assets acquired	(2,711,306)	(98,890)
Net change in short-term investments	271,913	207,879
Net change in unsettled securities transactions	59,619	4,475
Net cash provided by (used in) investing activities	(296,608)	(419,661)

CASH FLOWS FROM FINANCING ACTIVITIES:
Common shares issued during the period, net	2,683	5,468
Purchase of treasury shares	(186,357)	(124,981)
Dividends paid to shareholders	(96,838)	(84,207)
Net cash provided by (used in) financing activities	(280,512)	(203,720)

EFFECT OF EXCHANGE RATE CHANGES ON CASH	48,273	(6,829)

Net increase (decrease) in cash	145,629	(98,573)
Cash, beginning of period	283,658	437,474
Cash, end of period	$429,287	$338,901

SUPPLEMENTAL CASH FLOW INFORMATION:
Income taxes paid (recovered)	$41,905	$93,352
Interest paid	18,192	17,907